UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2007
Discover Card Master Trust I
(Exact name of issuing entity as specified in charter)
Discover Bank
(Exact name of sponsor and depositor as specified in charter)

Delaware	000-231080	51-0020270
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events
     Series 1998-5. On April 30, 2007, Discover Bank, as Master Servicer under the Series 1998-5 Supplement, dated as of June 12, 1998, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee (the “Series 1998-5 Supplement”), elected pursuant to Section 24 of the Series 1998-5 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the January 2008 Distribution Date (as each such term is defined in the Series 1998-5 Supplement).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor of Discover Card Master Trust I)
Date: April 30, 2007	By:	/s/Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer